Description of Business and Summary of Significant Accounting Policies (Notes)	12 Months Ended
Dec. 31, 2015
Organization, Consolidation and Presentation of Financial Statements [Abstract]
DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Description and Nature of Business

Tesoro Logistics LP (“TLLP” or the “Partnership”) is a fee-based, growth-oriented Delaware limited partnership formed in December 2010 by Tesoro Corporation and its wholly owned subsidiary, Tesoro Logistics GP, LLC (“TLGP”), our general partner in December 2010 to own, operate, develop and acquire logistics assets. Unless the context otherwise requires, references in this report to “we,” “us,” “our,” or “ours” refer to Tesoro Logistics LP, one or more of its consolidated subsidiaries or all of them taken as a whole. Unless the context otherwise requires, references in this report to “Tesoro” or our “Sponsor” refer collectively to Tesoro Corporation and any of its subsidiaries, other than TLLP, its subsidiaries and its general partner.

Our logistics assets are integral to the success of Tesoro’s refining and marketing operations and are used to gather crude oil and to distribute, transport and store crude oil and refined products. We are a full-service logistics company operating primarily in the western and mid-continent regions of the United States. We own and operate a network of crude oil, refined products and natural gas pipelines as well as operate 29 crude oil and refined products truck and marine terminals and provide crude oil and refined product storage capacity. In addition, we own and operate four natural gas processing complexes and one fractionation facility. Our assets are categorized into a Gathering segment, a Processing segment and a Terminalling and Transportation segment.

We generate revenue by charging fees for gathering crude oil and natural gas, for processing natural gas, for terminalling, transporting and storing crude oil, and refined products. We are generally not directly exposed to commodity price risk with respect to any of the crude oil, natural gas, NGLs or refined products that we handle, as part of our normal operations. However, we may be subject to nominal commodity risk exposure due to pipeline loss allowance provisions in many of our pipeline gathering and transportation contracts and a nominal amount of condensate retained as part of our natural gas gathering services. For the NGLs that we handle under “keep-whole” agreements, the Partnership has a fee-based processing agreement with Tesoro which minimizes the impact of commodity price movement during the annual period subsequent to renegotiation of terms and pricing each year. We do not engage in the trading of crude oil, natural gas, NGLs or refined products; therefore we have minimal direct exposure to risks associated with commodity price fluctuations. However, these risks indirectly influence our activities and results of operations over the long term through their effects on our customers’ operations. In 2015, 55% of our revenue was derived from Tesoro primarily under various long-term, fee-based commercial agreements that generally include minimum volume commitments. Refer to Note 9 for more information on major customers and concentrations.

Our gathering systems include crude oil and natural gas pipeline gathering systems in the Bakken Shale/Williston Basin area of North Dakota and Montana (the “Bakken Region”) and the Green River Basin, Uinta Basin and Vermillion Basin in the states of Utah, Colorado and Wyoming (the “Rockies Region”), including:

•	a common carrier crude oil gathering and transportation system in North Dakota and Montana (the “High Plains System”);

•	the Williston Gathering System, which consists of a crude oil and natural gas gathering system located in the Williston Basin, North Dakota;

•	the Uinta Basin Gathering System, which consists of natural gas gathering systems and compression assets located in northeastern Utah;

•	the Green River System, which consists of an integrated natural gas gathering and transportation system;

•	the Vermillion Gathering System, which consists of natural gas gathering and compression assets located in Southern Wyoming, northwest Colorado and northeast Utah;

•	an equity method investment in Three Rivers Gathering, which transports natural gas to our natural gas processing facilities, located in the Uinta Basin; and

•	an equity method investment in Uintah Basin Field Services, which operates gathering pipeline and gas compression assets located in the southeastern Uinta Basin.

Our Processing segment consists of four gas processing complexes and a fractionation facility.

Our Terminalling and Transportation segment consists of:

•	27 crude oil and refined products terminals and storage facilities in the western and midwestern U.S. that are supplied by Tesoro-owned and third-party pipelines, trucks and barges;

•	four marine terminals in California that load and unload vessels;

•
130 miles of pipelines, which transport products and crude oil from Tesoro’s refineries to nearby facilities in Salt Lake City and Los Angeles and a 50% fee interest in a 16-mile pipeline that transports jet fuel from Tesoro’s Los Angeles refinery to the Los Angeles International Airport;

•
a regulated common carrier products pipeline running from Salt Lake City, Utah to Spokane, Washington and a jet fuel pipeline to the Salt Lake City International Airport (the “Northwest Products Pipeline”);

•	rail-car loading and unloading facilities in Washington and Alaska;

•	a petroleum coke handling and storage facility in Los Angeles; and

•	a regulated common carrier refined products pipeline system connecting Tesoro’s Kenai refinery to terminals in Anchorage, Alaska.

Principles of Consolidation and Basis of Presentation

The accompanying combined consolidated financial statements include the accounts of TLLP and its subsidiaries. All intercompany accounts and transactions have been eliminated. We have evaluated subsequent events through the filing of this Form 8-K. Any material subsequent events that occurred during this time have been properly recognized or disclosed in our financial statements. Certain prior year balances have been reclassified to conform to current year presentation.

In 2015, 2014 and 2013, we entered into various transactions with Tesoro and our general partner, TLGP, pursuant to which TLLP acquired from Tesoro the following:

•
a crude oil and refined products storage tank facility located at Tesoro’s Los Angeles refinery and a 50% fee interest in a 16-mile pipeline that transports jet fuel from Tesoro’s Los Angeles refinery to the Los Angeles International Airport (the “Los Angeles Assets”) effective November 12, 2015;

•
three truck terminals, ten storage tanks, two rail loading and unloading facilities and a refined products pipeline (the “West Coast Logistics Assets”) effective July 1, 2014, for the terminals, storage tanks and rail facilities and effective September 30, 2014, for the refined products pipeline (the “West Coast Logistics Assets Acquisition”);

•
two marine terminals, a marine storage terminal, a products terminal, a petroleum coke handling and storage facility, over 100 miles of active crude oil and refined products pipeline and certain assets and properties related thereto located in Southern California (the “Los Angeles Logistics Assets”) effective December 6, 2013 (the “Los Angeles Logistics Assets Acquisition”);

•
six marketing terminals and storage facilities located in Southern California and certain assets and properties related thereto (the “Los Angeles Terminal Assets”) effective June 1, 2013 (the “Los Angeles Terminal Assets Acquisition”).

Effective July 1, 2016, we entered into an agreement to purchase certain terminalling and storage assets owned by Tesoro and was completed in two phases. On July 1, 2016, we completed the acquisition of the first phase consisting of tankage with a shell capacity of approximately 3.5 million barrels and ancillary facilities used for the operations at Tesoro’s Kenai Refinery. The second phase was completed on September 16, 2016 and consisted of refined product terminals in Anchorage and Fairbanks (together, the “Alaska Storage and Terminalling Assets”). See Note 2 for additional information regarding the acquisitions.

These transactions are collectively referred to as “Acquisitions from Tesoro” and the related assets, liabilities and results of the operations are collectively referred to as the “Predecessors.” TLLP’s combined consolidated financial statements have been retrospectively adjusted to reflect the historical results of operations, balance sheets and cash flows of the Predecessors.

The Acquisitions from Tesoro were transfers between entities under common control. As an entity under common control with Tesoro, we record the assets that we acquire from Tesoro on our consolidated balance sheet at Tesoro’s historical basis instead of fair value. Transfers of businesses between entities under common control are accounted for as if the transfer occurred at the beginning of the period, and prior periods are retrospectively adjusted to furnish comparative information. Accordingly, the accompanying financial statements and related notes of TLLP have been retrospectively adjusted to include the historical results of the assets acquired in the Acquisitions from Tesoro prior to the effective date of each acquisition. Also, there was no financial statement impact related to the Los Angeles Terminal Assets since they were not operated by Tesoro prior to their acquisition by TLLP. See Note 2 for additional information regarding the acquisitions.

The accompanying financial statements and related notes present the combined financial position, results of operations, cash flows and equity of our Predecessors at historical cost. The financial statements of our Predecessors have been prepared from the separate records maintained by Tesoro and may not necessarily be indicative of the conditions that would have existed or the results of operations if our Predecessors had been operated as an unaffiliated entity. Our Predecessors did not record revenue for transactions with Tesoro in the Terminalling and Transportation segment. Accordingly, the revenues in our Predecessors’ historical combined financial statements relate only to amounts received from third parties for these services and amounts received from affiliates with respect to transportation regulated by the Regulatory Commission of Alaska (“RCA”) for the refined products pipeline included in the West Coast Logistics Assets Acquisition.

Use of Estimates

We prepare our combined consolidated financial statements in conformity with accounting principles generally accepted in the United States of America, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and revenues and expenses reported and presented as of and for the periods ended. We review our estimates on an ongoing basis using currently available information. Changes in facts and circumstances may result in revised estimates and actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents include bank deposits and low-risk short-term investments with original maturities of three months or less at the time of purchase. Cash equivalents are stated at cost, which approximates market value. We place our cash deposits and temporary cash investments with high credit quality financial institutions. At times, our cash and cash equivalents may be uninsured or in deposit accounts that exceed the Federal Deposit Insurance Corporation insurance limit.

Receivables

A portion of the Partnership’s accounts receivable is due from Tesoro. Credit for non-affiliated customers is extended based on an evaluation of each customer’s financial condition and in certain circumstances, collateral, such as letters of credit or guarantees, is required. Our allowance for doubtful accounts is based on various factors including current sales amounts, historical charge-offs and specific accounts identified as high risk. After reasonable efforts to collect the amounts have been exhausted, balances are deemed uncollectible and are charged against the allowance for doubtful accounts. Write-offs were immaterial in 2015, 2014 and 2013. The Company does not have any off-balance-sheet credit exposure related to its customers.

Property, Plant and Equipment

Property, plant and equipment are stated at the lower of historical cost less accumulated depreciation or fair value, if impaired. We capitalize all construction-related direct labor and material costs, as well as indirect construction costs. Indirect construction costs include general engineering and other allocated employee costs. Costs, including complete asset replacements and enhancements or upgrades that increase the original efficiency, productivity or capacity of property, plant and equipment, are also capitalized. The costs of repairs, minor replacements and maintenance projects that do not increase the original efficiency, productivity or capacity of property, plant and equipment are expensed as incurred. We capitalize interest as part of the cost of major projects during the construction period. Capitalized interest totaled $9 million, $6 million and $2 million during 2015, 2014 and 2013, respectively, and is recorded as a reduction to net interest and financing costs in our combined consolidated statements of operations.

We compute depreciation of property, plant and equipment using the straight-line method, based on the estimated useful life of three to 28 years and salvage value of each asset. When assets are placed into service, we make estimates with respect to their useful lives that we believe are reasonable. However, factors such as maintenance levels, economic conditions impacting the demand for these assets and regulatory or environmental requirements could cause us to change our estimates, thus impacting the future calculation of depreciation. We depreciate leasehold improvements and property acquired under capital leases over the lesser of the lease term or the economic life of the asset.

Acquisitions

We use the acquisition method of accounting for the recognition of assets acquired and liabilities assumed with acquisitions at their estimated fair values as of the date of acquisition, with the exception of the Acquisitions from Tesoro. As an entity under common control with Tesoro, we record the assets that we acquire from Tesoro on our consolidated balance sheet at Tesoro’s historical basis instead of fair value. Any excess consideration transferred over the estimated fair values of the identifiable net assets acquired from third parties is recorded as goodwill. While we use our best estimates and assumptions to measure the fair value of the identifiable assets acquired and liabilities assumed at the acquisition date, our estimates are inherently uncertain and subject to refinement. As a result, during the measurement period, not to exceed one year from the date of acquisition, any changes in the estimated fair values of the net assets recorded for the acquisitions will result in an adjustment to goodwill. Upon the conclusion of the measurement period or final determination of the values of assets acquired or liabilities assumed, whichever comes first, any subsequent adjustments are recorded to our combined consolidated statements of operations. The purchase price for the Rockies Natural Gas Acquisition was finalized as of December 31, 2015.

Acquired Intangibles and Goodwill

Acquired intangibles are recorded at fair value as of the date acquired, and consist of customer relationships obtained in connection with the Rockies Natural Gas Business Acquisition. The value for the identified customer relationships consists of cash flow expected from existing contracts and future arrangements from the existing customer base. We amortize acquired intangibles with finite lives on a straight-line basis over an estimated weighted average useful life of 35 years, and we include the amortization in depreciation and amortization expenses on our combined consolidated statements of operations. Amortization expense of $29 million was included in our financial statements for the year ended December 31, 2015. Amortization expense is expected to be approximately $29 million per year for the next five years beginning January 1, 2016.

Goodwill represents the amount the purchase price exceeds the fair value of net assets acquired in a business combination. We do not amortize goodwill or indefinite-lived intangible assets. We are required, however, to review goodwill and indefinite-lived intangible assets for impairment annually, or more frequently if events or changes in business circumstances indicate the book value of the assets may not be recoverable. In such circumstances, we record the impairment in loss on asset disposals and impairments in our combined consolidated statements of operations. We review the recorded value of goodwill for impairment on November 1st of each year, or sooner if events or changes in circumstances indicate the carrying amount may exceed fair value using qualitative and/or quantitative assessments at the reporting level. There were no impairments of goodwill during the years ended December 31, 2015, 2014 and 2013.

We recorded $121 million of goodwill in connection with the Rockies Natural Gas Business Acquisition, of which $22 million was included in our Gathering segment and $99 million included in our Processing segment. The goodwill recorded represents future organic growth opportunities, anticipated synergies and intangible assets that did not qualify for separate recognition. Goodwill of $9 million was recorded in conjunction with the acquisition of the Northwest Products Pipeline and the Boise and Pocatello, Idaho and Pasco, Washington refined products terminals (collectively, the “Northwest Products System”) on June 19, 2013, (the “Northwest Products System Acquisition”) from Chevron Pipe Line Company and Northwest Terminalling Company (collectively, “Chevron”) and is included in our Terminalling and Transportation segment.

Impairment of Long-Lived Assets

We review property, plant and equipment and other long-lived assets, including acquired intangibles with finite lives, for impairment whenever events or changes in business circumstances indicate the net book values of the assets may not be recoverable. Impairment is indicated when the undiscounted cash flows estimated to be generated by those assets are less than the assets’ net book value. If this occurs, an impairment loss is recognized for the difference between the asset fair value and net book value. Factors that indicate potential impairment include: a significant decrease in the market value of the asset, operating or cash flow losses associated with the use of the asset and a significant change in the asset’s physical condition or use.

Investment in Unconsolidated Affiliates

For equity investments that are not required to be consolidated under the variable or voting interest model, we evaluate the level of influence we are able to exercise over an entity’s operations to determine whether to use the equity method of accounting. Our judgment regarding the level of control over an equity method investment includes considering key factors such as our ownership interest, participation in policy-making and other significant decisions and material intercompany transactions. Amounts recognized for equity method investments are included in investment in unconsolidated affiliates in our combined consolidated balance sheet and adjusted for our shares of the net earnings and losses of the investee and cash distributions, which are included in our combined consolidated statements of operations and our combined consolidated statements of cash flows. Amounts recognized for earnings in excess of distributions of our equity method investments are included in the operating section of our combined consolidated statements of cash flows. We evaluate our equity method investments for impairment whenever events or changes in circumstances indicate that the carrying amounts of such investments may be impaired. A loss is recorded in earnings in the current period if a decline in the value of an equity method investment is determined to be other than temporary.

The principal unconsolidated affiliates and TLLP’s ownership percentage as of December 31, 2015, were Three Rivers Gathering, L.L.C., in which we own a 50% ownership interest, and Uintah Basin Field Services, L.L.C., in which we own a 38% ownership interest. All entities are limited liability companies engaged in gathering and compressing natural gas.

Financial Instruments

Financial instruments including cash and cash equivalents, receivables, accounts payable and accrued liabilities are recorded at their carrying value. We believe the carrying value of these financial instruments approximates fair value. Our fair value assessment incorporates a variety of considerations, including:

•	the short term duration of the instruments (less than four percent of our trade payables and one percent of our third-party receivables have been outstanding for greater than 90 days); and

•	the expected future insignificance of bad debt expense, which includes an evaluation of counterparty credit risk.

The computation of the percentage of the short-term duration of our third-party receivables excludes amounts that are greater than 90 days related to XTO Energy Inc.’s (“XTO”) legal dispute with QEP Field Services, LLP (“QEPFS”). See further discussion regarding the XTO litigation in Note 11.

The fair value of our senior notes is based on prices from recent trade activity and is categorized in level 2 of the fair value hierarchy. The carrying value and fair value of our debt were approximately $2.9 billion and $2.8 billion at December 31, 2015, respectively, and were both approximately $2.6 billion at December 31, 2014. These carrying and fair values of our debt do not consider the unamortized issuance costs, which are netted against our total debt.

Income Taxes

We are a limited partnership, with the exception of one of our subsidiaries, and are not subject to federal or state income taxes. Our taxable income or loss is included in the federal and state income tax returns of our partners. Taxable income may vary substantially from income or loss reported for financial reporting purposes due to differences in the tax bases and financial reporting bases of assets and liabilities, and due to certain taxable income allocation requirements of the partnership agreement. We are unable to readily determine the net difference in the bases of our assets and liabilities for financial and tax reporting purposes because individual unitholders have different investment bases depending upon the timing and price of acquisition of their partnership units.

Upon the closing of the merger of QEP Midstream Partners, LP (“QEPM”), as discussed further in Note 2, QEP Midstream GP, LLC, the general partner of QEPM and wholly-owned subsidiary of TLLP, made an election to be treated as a corporation for income tax purposes. As a result, we have recognized $1 million of deferred tax expense related to the difference in QEP Midstream GP, LLC’s book and tax basis in its investment in QEPM.

Management is required to evaluate uncertain tax positions taken by the Partnership. The financial statement effects of a tax position are recognized when the position is more likely than not, based on the technical merits, to be sustained upon examination by the Internal Revenue Service. Management has analyzed the tax positions taken by the Partnership and has concluded that there are no uncertain positions taken or expected to be taken.

Environmental Matters

We are subject to federal, state and local laws and regulations governing environmental quality and pollution control. These laws and regulations require us to remove or remedy the effect of the disposal or release of specified substances at current and former operating sites. Our environmental liabilities are estimates using internal and third-party assessments and available information to date. It is possible these estimates will change as additional information becomes available.

We capitalize environmental expenditures that extend the life or increase the capacity of facilities as well as expenditures that prevent environmental contamination. We expense costs that relate to an existing condition caused by past operations and that do not contribute to current or future revenue generation. We record liabilities when environmental assessments and/or remedial efforts are probable and can be reasonably estimated. Cost estimates are based on the expected timing and the extent of remedial actions required by governing agencies, experience gained from similar sites for which environmental assessments or remediation have been completed, and the amount of our anticipated liability considering the proportional liability and financial abilities of other responsible parties. Estimated liabilities are not discounted to present value, and environmental expenses are recorded primarily in operating expenses.

As of December 31, 2015, we carry a pollution liability insurance policy, which is subject to a $1 million deductible ($5 million pipeline deductible) and a $150 million loss limit. We record insurance recoveries during the year when recovery is probable and can be reasonably estimated.

Asset Retirement Obligations

An asset retirement obligation (“ARO”) is an estimated liability for the cost to retire a tangible asset. We record AROs at fair value in the period in which we have a legal obligation to incur this liability and can make a reasonable estimate of the fair value of the liability. Cost projections are based on engineering estimates, expected timing, probability of occurrence, experience gained from similar sites for which comparable projects have been completed and other closure costs using our credit-adjusted risk free rate. These estimates will be re-evaluated and adjusted as necessary as more information becomes available. When the liability is initially recorded, the cost is capitalized by increasing the book value of the related long-lived tangible asset. The liability is accreted through operating expenses to its estimated settlement value and the related capitalized cost is depreciated over the asset’s useful life. Settlement dates are estimated by considering our past practice, industry practice, management’s intent and estimated economic lives.

Estimates of the fair value for certain AROs may not be made as settlement dates (or range of dates) associated with these assets are not estimable because we intend to operate and maintain our assets as long as supply and demand for petroleum and natural gas products exists. AROs primarily include regulatory or contractual obligations for the expected future demolition or removal of assets and related hazardous materials, if applicable, located at our leased facilities including the demolition or removal of tanks, pipelines or other equipment. AROs included in our consolidated balance sheets were immaterial at December 31, 2015, and $30 million at December 31, 2014, related to the preliminary purchase price allocation of the Rockies Natural Gas Business Acquisition. Refer to Note 2 for further discussion of the purchase price allocation.

Legal Liabilities

In the ordinary course of business, we become party to lawsuits, administrative proceedings and governmental investigations. These matters may involve large or unspecified damages or penalties that may be sought from us and may require years to resolve. We record a liability related to a loss contingency attributable to such legal matters in other current liabilities or other noncurrent liabilities on our consolidated balance sheets, depending on the classification as current or noncurrent if we determine the loss to be both probable and estimable. The liability is recorded for an amount that is management’s best estimate of the loss, or when a best estimate cannot be made, the minimum loss amount of a range of possible outcomes.

Revenue Recognition

The Partnership generates revenue by charging fees for gathering crude oil and natural gas, for terminalling, transporting and storing crude oil and refined products and for processing natural gas and natural gas liquids. Revenues are recognized as crude oil, natural gas and refined products are transported through, delivered by, or stored in our pipelines, terminals and storage facility assets and transported by our trucking operations. Processing revenues are generated under long-term contracts with fee-based or “keep-whole” agreements. Under our fee-based agreements, the amount of fee-based revenue we generate is based on the volumes of natural gas that we process at our processing complexes.

The only historic revenues reflected in the financial statements of our Predecessor are amounts received from third-party use of our pipelines and terminals, and amounts received from Tesoro with respect to transportation regulated by the RCA on the refined products pipeline included in the West Coast Logistics Assets Acquisition. Tesoro was not charged fees for services rendered with respect to any terminalling, storage or pipeline transportation services, except as described above, prior to the Acquisitions from Tesoro, as the respective assets were operated as a component of Tesoro’s petroleum refining and marketing businesses.

The Partnership has several streams of revenue. Revenues are recognized as products are shipped through our pipelines and terminals. Billings to customers for obligations under their quarterly minimum revenue commitments (shortfall payments) are recorded as deferred revenue when they have the right to receive future services for these billings. Some of our fee-based agreements provide for fixed demand charges, which are recognized as revenue pursuant to the contract terms.

Revenue is recognized at the earlier of:

•	the customer receiving the services provided by these billings;

•	the expiration of the period in which the customer is contractually allowed to receive the services; or

•	the determination that future services will not be required.

Reimbursements

Pursuant to the Third Amended and Restated Omnibus Agreement (“Amended Omnibus Agreement”) and Carson Assets Indemnity Agreement, Tesoro reimburses the Partnership for pressure testing, required repairs and maintenance identified as a result of the first inspection of certain pipeline and tank assets subsequent to the Acquisitions from Tesoro, as well as maintenance projects identified in the Amended Omnibus Agreement for which the costs were not known at the date of the Acquisitions from Tesoro. These amounts are recorded as a reduction to operating expense within the category labeled imbalance settlement gains, net and reimbursements during the period the costs are incurred and were $34 million, $26 million and $4 million for the years ended December 31, 2015, 2014 and 2013, respectively.

In addition, Tesoro reimburses the Partnership for capital projects identified in the Amended Omnibus Agreement. These amounts are recorded as a capital contribution by affiliate and were $22 million, $26 million and $5 million for the years ended December 31, 2015, 2014 and 2013, respectively.

Imbalances

We experience volume gains and losses, which we sometimes refer to as imbalances, within our pipelines, terminals and storage facilities due to pressure and temperature changes, evaporation and variances in meter readings and in other measurement methods. On our High Plains System, we retain 0.20% of the crude oil shipped on the High Plains Pipeline and we bear any crude oil volume losses in excess of that amount. Under the Second Amended and Restated Master Terminalling Service Agreement with Tesoro, we retain 0.25% of the refined products we handle at certain of our terminals for Tesoro, and bear any refined product volume losses in excess of that amount. The value of any crude oil or refined product imbalance settlements resulting from these tariffs or contractual provisions is determined by using the monthly average market prices for the applicable commodity, less a specified discount. The Partnership measures volume losses annually for the terminals and pipelines in the Northwest Products System. We retain 0.125% of the distillates and 0.25% of the other refined products we handle at our terminals on the Northwest Products System and we bear any refined product volume losses in excess of those amounts. The value of any refined product losses is determined by using the annual average market price for the applicable commodity. Any settlements under tariffs or contractual provisions where we bear any crude oil or refined product volume losses in excess of amounts specified reduce our operating and maintenance expenses in the period in which they are realized, to the extent they are within the loss allowance, and increase our operating and maintenance expenses in such period to the extent they exceed the loss allowance. For all of other terminals, and under our other commercial agreements with Tesoro, we have no obligation to measure volume losses and have no liability for physical losses.

The combined consolidated balance sheets also include offsetting natural gas imbalance receivables or payables resulting from differences in gas volumes received by customers and gas volumes delivered to interstate pipelines. Natural gas volumes owed to or by TLLP that are subject to tariffs are valued at market index prices, as of the balance sheet dates, and are subject to cash settlement procedures. Other natural gas volumes owed to or by TLLP are valued at the our weighted average cost of natural gas as of the balance sheet dates and are settled in-kind.

Unit-based Compensation

Our general partner provides unit-based compensation to officers and non-employee directors for the Partnership, which includes service and performance phantom unit awards. The fair value of our service phantom unit awards on the date of grant is equal to the market price of our common units. We estimate the grant date fair value of performance phantom unit awards using a Monte Carlo simulation at the inception of the award. We amortize the fair value over the vesting period using the straight-line method. The phantom unit awards are settled in TLLP common units. Expenses related to unit-based compensation are included in general and administrative expenses in our combined consolidated statements of operations. Total unit-based compensation expense totaled $6 million for the year ended December 31, 2015, and $2 million for both 2014 and 2013. The Partnership had 212,310 units available for future grants under the long term incentive plan at December 31, 2015.

Net Earnings per Limited Partner Unit

We use the two-class method when calculating the net earnings per unit applicable to limited partners, because we have more than one participating security. At December 31, 2015, our participating securities consist of common units, general partner units and incentive distribution rights (“IDRs”). Net earnings attributable to the Partnership is allocated between the limited and general partners in accordance with our partnership agreement. We base our calculation of net earnings per unit on the weighted-average number of common and subordinated limited partner units outstanding during the period.

Diluted net earnings per unit includes the effects of potentially dilutive units on our common units, which consist of unvested service and performance phantom units. Basic and diluted net earnings per unit applicable to subordinated limited partners was historically the same, as there were no potentially dilutive subordinated units outstanding. Distributions less than or greater than earnings are allocated in accordance with our partnership agreement.

Noncontrolling Interests

Noncontrolling interests represent third-party ownership in the net assets of our consolidated subsidiaries and are presented as a component of equity and net earnings. Changes in TLLP’s ownership interest in subsidiaries that do not result in deconsolidation are recognized in equity. On December 2, 2014, we completed the Rockies Natural Gas Business Acquisition, which included controlling interests in QEPM and Rendezvous Gas Services, L.L.C. (“Rendezvous Gas”) and the results of QEPM prior to the merger with TLLP. Noncontrolling interest was initially valued primarily based on the market value of public common units outstanding at the acquisition date for QEPM as well as the respective third-party ownership of future cash flows for Rendezvous Gas, based on estimated future volumes and estimated earnings.

New Accounting Standards and Disclosures

Revenue Recognition. In May 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2014-09, “Revenue from Contracts with Customers” (“ASU 2014-09”), and has since amended the standard with ASU 2015-14, “Deferral of the Effective Date” ASU 2016-08, “Principal versus Agent Considerations (Reporting Revenue Gross versus Net),” ASU 2016-10, “Identifying Performance Obligations and Licensing,” and ASU 2016-12, “Narrow-Scope Improvements and Practical Expedients.” These standards provide accounting guidance for all revenue arising from contracts to provide goods or services to customers. ASU 2014-09 is effective for interim and annual periods beginning after December 15, 2017. Early adoption as of January 1, 2017 is permitted; however, we do not intend to adopt early. The standard allows for either full retrospective adoption or modified retrospective adoption. We are currently evaluating the impact of the standard on our financial statements and related disclosures. Based on our initial evaluation, the adoption of the standard is not expected to have a material impact on the amount or timing of revenue recognized.

Pushdown Accounting. In November 2014, the Securities and Exchange Commission released a Staff Accounting Bulletin overturning portions of the interpretive guidance regarding pushdown accounting. Effective November 18, 2014, the new bulletin aligns the existing guidance to the ASU issued by the FASB in October 2014. Under the new guidance, pushdown accounting can be applied in the separate financial statements of the acquired entity upon completion of the acquisition or in a subsequent period. This impacts the stand-alone financial statements of the subsidiary, but does not alter the existing reporting requirements for the parent company to record the acquired assets, liabilities, and non-controlling interests in the combined consolidated financial statements. If pushdown accounting is not applied in the reporting period in which the change-in-control event occurs, an acquired entity will have the option to elect to apply pushdown accounting in a subsequent reporting period. If pushdown accounting is applied, that election is irrevocable. The SEC responded by rescinding its guidance on pushdown accounting, which had required registrants to apply pushdown accounting in certain circumstances. We applied pushdown accounting to applicable entities acquired as part of the Rockies Natural Gas Business Acquisition when we finalized the purchase price allocation.

Consolidation. In February 2015, the FASB issued ASU 2015-02, “Amendments to the Consolidation Analysis” (“ASU 2015-02”). This standard modifies existing consolidation guidance for reporting organizations that are required to evaluate whether they should consolidate certain legal entities. ASU 2015-02 is effective for interim and annual periods beginning after December 15, 2015, and requires either a retrospective or a modified retrospective approach to adoption. We adopted this guidance using the modified retrospective approach as of January 1, 2016 and performed the required reassessments outlined by the guidance. For further information on the results of the reassessments, refer to Note 17, Subsequent Events.

Treatment of Predecessor in EPU calculation. In April 2015, the FASB issued ASU 2015-06 (“ASU 2015-06”), which requires a master limited partnership to allocate earnings or losses of transferred net assets for periods prior to asset purchases from an entity under common control entirely to the general partner when calculating earnings per unit (“EPU”). ASU 2015-06 is effective for interim and annual periods beginning after December 15, 2015, and early adoption is permitted. We elected to adopt this guidance beginning in the first quarter of 2015. Adoption of ASU 2015-06 did not impact the disclosed amounts of earnings per unit attributable to limited partners; however, the allocation of earnings presented in our EPU disclosure for the year ended December 31, 2014 has been modified to conform to the requirements of the final standard.

Debt Issuance Costs. In April 2015, the FASB issued ASU 2015-03, “Interest - Imputation of Interest” (“ASU 2015-03”), which simplified the presentation of debt issuance costs. Under ASU 2015-03, debt issuance costs related to a recognized debt liability is presented in the balance sheet as a direct deduction from the carrying amount of the related debt liability. As a result, our balance sheet reflects a reclassification of unamortized debt issuance costs from other noncurrent assets to debt. ASU 2015-03 is effective for interim and annual periods beginning after December 15, 2015, and early adoption is permitted. We adopted this standard in the first quarter of 2015 and applied the changes retrospectively to prior periods presented. The adoption of this standard resulted in the reclassification of $49 million from other noncurrent assets to debt on the balance sheet at December 31, 2014. Unamortized debt issuance costs of $43 million are recorded as a reduction to debt on the balance sheet at December 31, 2015.

Business Combinations. In September 2015, the FASB issued ASU 2015-16, “Simplifying the Accounting for Measurement-Period Adjustments” (“ASU 2015-16”). The standard requires an acquirer to recognize the cumulative impact of adjustments to provisional purchase price amounts that are identified during the measurement period in the reporting period in which the adjustment amounts are determined. The standard also requires an entity to present separately on the face of the income statement or disclose in the notes the portion of the amount recorded in current-period earnings by line item that would have been recorded in previous reporting periods if the adjustment to the provisional amounts had been recognized as of the acquisition date. ASU 2015-16 is effective for interim and annual periods beginning after December 15, 2015, and must be applied prospectively to adjustments that occur after the effective date. We adopted this guidance as of January 1, 2016, with no impact to our financial statements.

Leases. In February 2016, the FASB issued ASU 2016-02, “Leases” (“ASU 2016-02”), which improves transparency and comparability among organizations by requiring lessees to recognize a lease liability and a corresponding lease asset for virtually all lease contracts.  It also requires additional disclosures about leasing arrangements. ASU 2016-02 is effective for interim and annual periods beginning after December 15, 2018, and requires a modified retrospective approach to adoption. Early adoption is permitted. At this time, we are evaluating the potential impact of this standard on our financial statements.

Share-based Compensation. In March 2016, the FASB issued ASU 2016-09, “Improvements to Employee Share-Based Payment Accounting” (“ASU 2016-09”), which simplifies several aspects of the accounting for employee share-based payment transactions including accounting for income taxes, cash flow presentation of tax impacts, forfeitures, and liability versus equity accounting due to statutory tax withholding requirements. ASU 2016-09 is effective for interim and annual periods beginning after December 15, 2016, with early adoption permitted. As of January 1, 2016, we early adopted ASU 2016-09 and with respect to the guidance on forfeitures, we have elected to continue to estimate forfeitures on the date of grant to account for the estimated number of awards for which the requisite service period will not be rendered. The adoption of ASU 2016-09 had no impact on our financial statements.

Statement of Cash Flows. In August 2016, the FASB issued ASU 2016-15, “Clarification of Certain Cash Receipts and Cash Payments” (“ASU 2016-15”), which eliminates the diversity in practice related to the classification of certain cash receipts and payments in the statement of cash flows, by adding or clarifying guidance on eight specific cash flow issues. ASU 2016-15 is effective for interim and annual reporting periods beginning after December 15, 2017, with early adoption permitted. The amendments in this update should be applied retrospectively to all periods presented, unless deemed impracticable, in which case, prospective application is permitted. At this time, we are evaluating the potential impact of this standard on our financial statements.